--------------------------------------------------------------------------------
                                                                  ANNUAL REPORT
--------------------------------------------------------------------------------

      FOR YIELD, PRICE, LAST TRANSACTION,
      AND CURRENT BALANCE, 24 HOURS,
      7 DAYS A WEEK, CALL:
      1-800-638-2587 toll free
      625-7676 Baltimore area

      FOR ASSISTANCE WITH YOUR EXISTING
      FUND ACCOUNT, CALL:
      Shareholder Service Center
      1-800-225-5132 toll free
      625-6500 Baltimore area

      T. ROWE PRICE
      100 East Pratt Street
      Baltimore, Maryland 21202

      This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus of the T. Rowe Price OTC Fund.

     [T.ROWE PRICE INVEST WITH CONFIDENCE(R) LOGO]
     OTC
                                           [T.ROWE PRICE LOGO]
                                           -------------------
                                           OTC FUND
                                           DECEMBER 31, 1995

--------------------------------------------------------------------------------
  Fellow Shareholders

Small stocks had a banner year in 1995, with the Russell 2000 returning nearly 30%. While large - capitalization stocks soared even higher, putting a slight damper on our celebration, a 30% gain is excellent by any measure.
    Although your fund lagged the technology-laden Nasdaq Composite and the large - company - dominated Standard & Poor's 500 Stock Index for the full year, it outperformed both unmanaged indices for the six months ended December 31, with a gain of 16.8%. Meanwhile, the fund outpaced the small - cap Russell 2000 in both periods. Looking ahead, we continue to see good investment opportunities in small-cap stocks, and feel certain they remain attractively valued relative to their larger counterparts. More on this in the Outlook section.

------------------------------------------------------
  Performance Comparison

                                 Periods Ended
                                   12/31/95
                             6 Months    12 Months
                             --------    ---------
OTC Fund                       16.8%        33.9%
Russell 2000                   12.3         28.4
Nasdaq Composite*              12.7         39.9
S&P 500                        14.5         37.6

------------------------------------------------------

* Principal only

YEAR-END DISTRIBUTIONS
Your Board of Directors declared a fourth quarter dividend of $0.12 per share and also a $2.01 per share capital gain distribution, of which $0.66 represented short-term and $1.35 long-term gains. These distributions were paid on December 28 to shareholders of record on December 26. In early January, we mailed your check or statement reflecting this distribution, and Form 1099-DIV, reporting this payment for tax purposes, was sent in late January.

INVESTMENT REVIEW
Where did these extraordinary returns come from? Two sectors accounted for half of the Russell 2000's 28.4% return. Technology stocks rose more than 48% for the year, buoyed by semiconductor stocks, an ebullient IPO (initial public offering) market, and a frenzy over the Internet. Financial service firms such as banks and insurance companies also racked up heady returns exceeding 38%, helped by the sharp decline in interest rates. Both categories were well represented in your fund.
    In the financial services arena, two of our holdings, PREMIER BANCORP and BELL BANCORP, were acquired by larger banks, boosting performance. Finally, health care stocks did well, rising nearly 40% for the year, mostly in the second half. Your fund had substantially increased its weighting in this area before it rebounded.
    Stock selection played an important part in the fund's performance, and our largest holdings were particularly beneficial. Star performers included many of the names you are familiar with from previous letters: ORTHODONTIC CENTERS OF AMERICA, RICHFOOD HOLDINGS, HOLOPHANE, and SELECTIVE INSURANCE were the top four contributors.
    In the June letter, we mentioned the emerging value in REIT stocks (real estate investment trusts). REITs, which now compose a significant part of the Russell 2000, are under-followed, under - owned, unloved, and unappreciated by most investors -- just the kind of opportunity we look for. Driven by the compounding of substantial annual dividends, REIT stocks have historically performed well versus the major indices, according to Goldman Sachs. As we wrote in our semiannual report, we've begun tapping the cream of this sector.

    Our largest purchase in the last six months (as shown in the table following this letter) was PRIME RETAIL, a REIT invested in high-quality, income-producing factory outlet malls. Prime Retail has arguably the best management, best layouts, and best tenants in its industry. With consumers becoming simultaneously more value- and brand-conscious, top-flight factory outlet operators should grow and prosper. The management at Prime Retail is setting the standard in this industry for design and tenants.
    The technology sector generated the most headlines last year, first due to stellar returns and, of late, to its emerging weakness. Your fund sold substantial positions in technology in the second half as they became, in our view, fully valued. Major sales included ADOBE SYSTEMS, SYMANTEC, and SILICON VALLEY GROUP, all of which were quite successful investments for the fund. However, there were still some bargains available among technology stocks.
    Our largest purchase in the sector was PANAMSAT, a firm offering satellite transmission services to broadcasters, long-distance companies, and private businesses. PanAmSat has three satellites in orbit and a fourth scheduled to launch in early January. Once in orbit, satellites generate high-margin, predictable cash streams since most business is conducted under long-term contract. We made a major commitment to this company on the strength of its 70% profit margins and a theoretical discounted cash flow value that was 50% higher than our purchase price.
    The Internet was another media darling, with offerings like Netscape and UUNET generating astronomical single - day returns to IPO investors. Your fund invested in VERITY, a maker of software that helps users search the Internet and other electronic media for key words and topics. The firm is growing rapidly and appears to have the search tool of choice in today's market.
    The largest sale in the past six months was FIRST UNION, which we acquired through the company's merger with United Financial of South Carolina. We reinvested a portion of

EDGAR DESCRIPTION: A PIE CHART SHOWING SECTOR DIVERSIFICATION ON 12/31/95 AMONG BUSINESS SERVICES/TRANSPORTATION (19%), CONSUMER NONDURABLES (19%), FINANCIAL (16%), CONSUMER SERVICES/CONSUMER CYCLICALS (12%), RESERVES (9%) CAP. EQUIP/PROCESS IND./BASIC MAT. (9%), ENERGY/UTILITIES/MISC. (8%), TECHNOLOGY (8%).


Sector Diversification

Business Services/Transportation        19%
Consumer Nondurables                    19%
Financial                               16%
Consumer Services/Cyclicals             12%
Reserves                                 9%
Cap. Equip./Process Ind./Basic Mat.      9%
Energy/Utilities/Misc.                   8%
Technology                               8%

----------------------------------------
12/31/95

these proceeds in several smaller thrifts, including FIRST BELL BANCORP, which we acquired at 95% of book value. The Pittsburgh-based firm is well managed and well capitalized, and possesses an attractive franchise. The stock is statistically cheap and may eventually prove attractive to a larger financial institution.
    We've written extensively of our search for solidly positioned, well-managed niche companies. Earlier in the year we discovered just such a stock when a Baltimore firm, SINCLAIR BROADCAST GROUP, went public. The stock did quite well initially, but retreated late in 1995 as investors grew concerned about the slowing economy's impact on broadcasting revenue and the loss of a Fox affiliate station. We took advantage of the pullback to purchase more shares. Sinclair owns six Fox and UPN (United Paramount Network) affiliated UHF television stations. The firm also has local marketing management arrangements with five other stations. Sinclair's management holds substantial equity in the company. Priced at just three-quarters of comparable firms' cash flow multiples, Sinclair is a growing position in your fund.

OUTLOOK
The financial markets had an exceptional year in 1995, described by many observers as "near perfect" for equity investors -- rising earnings, falling interest rates, expanding price/earnings multiples, and the prospect of fiscal discipline and a capital gains tax cut from Washington. It is doubtful that the markets can do better in 1996. Nevertheless, we remain confident that the current environment will remain favorable for selective small - cap investors and your OTC Fund.
    First, cash flows into aggressive small - cap funds remain strong, bringing a favorable supply/demand backdrop to the sector. Second, with the economic expansion now in its fifth year and showing signs of slowing, investors should again be drawn to companies that can consistently deliver dependable earnings gains. In particular, smaller, nimbler domestic companies should attract more attention than those whose earnings are cyclically driven.
    Finally, though small - caps again underperformed large - caps in 1995, we believe they will reassume leadership in 1996. Relative valuations remain at reasonable levels. Although some sectors, such as technology, may already be correcting as we write, your fund's focus on both growth and value stocks helps us find attractive investment opportunities, avoid the speculative manias, and, we hope, deliver solid returns with moderate volatility. Thank you for your continued support and welcome to all our new shareholders.

                Respectfully submitted,



                /s/ GREG MCCRICKARD
                --------------------
                Greg McCrickard
                President and Chairman of the
                Investment Advisory Committee

January 17, 1996

--------------------------------------------------------------------------------
 A Word on Market Corrections
 After the stock market's spectacular run in 1995, concerns about a "correction" have intensified. Most market observers consider a correction to be a short and sometimes steep decline following a period of rising prices. Moderate corrections of around 10% have been quite common, occurring on average about once every two years over the last half-century, according to Ned Davis Research.
     The market as measured by the Dow Jones Industrial Average has not experienced a moderate correction since early 1994. Furthermore, the Dow last hit a bear market bottom -- defined as a drop of at least 20% -- in October 1990. Therefore, it would not be surprising to see a modest pullback in 1996, on the order of 5% to 10%. In fact, as we write, the market has gotten off to a rocky start.
     Corrections are not only common, but can be beneficial for long-term investors, especially those who invest in regular amounts through dollar cost averaging. In a correction, overall stock prices decline, often leading to more attractive valuations and good buying opportunities. History has shown that investors who continue to buy through a downturn fare quite well. In fact, the Dow has proven resilient in the aftermath of past corrections of around 10%, taking an average of just six months to recover its losses, according to Ned Davis. (To realize the benefits of dollar cost averaging, you should be prepared to continuously purchase securities over a period of time, in up and down markets. This approach does not assure a gain nor protect you from a loss in declining markets.)
     We raise the issue of a market correction not as a prediction, but as a reminder that stock prices do not move in only one direction. If you are satisfied that your investments are appropriate for your various objectives, we recommend that you stay the course when a correction eventually occurs.

------------------------------------------------------
  Twenty-Five Largest Holdings
December 31, 1995

                                        Percent of
                Company                 Net Assets
--------------------------------------- ----------
Richfood Holdings                           3.5%
--------------------------------------------------
Orthodontic Centers of America              2.2
Selective Insurance                         1.9
--------------------------------------------------
Insituform Technologies                     1.7
Weatherford Enterra                         1.6
--------------------------------------------------
Holophane                                   1.4
Electro Rent                                1.4
--------------------------------------------------
Collective Bancorp                          1.4
JP Foodservice                              1.4
--------------------------------------------------
Glacier Bancorp                             1.3
Prime Retail                                1.2
--------------------------------------------------
Harleysville Group                          1.2
WestPoint Stevens                           1.2
--------------------------------------------------
Analogic                                    1.1
Adobe Systems                               1.1
--------------------------------------------------
Maxim Integrated Products                   1.1
FelCor Suites Hotels                        1.1
--------------------------------------------------
Analysts International                      1.1
Home Beneficial                             1.1
--------------------------------------------------
Atwood Oceanics                             1.0
Unitog                                      1.0
--------------------------------------------------
Shiva                                       1.0
Mercantile Bancorporation                   1.0
--------------------------------------------------
Boston Acoustics                            1.0
Woodward Governor                           1.0
--------------------------------------------------
Total                                      34.0%
--------------------------------------------------

------------------------------------------------------
  Major Portfolio Changes
Six Months Ended December 31, 1995
Listed in descending order of size

------------------------------------------------------
 TEN LARGEST PURCHASES

Prime Retail*
--------------------------------------------------
Petrolite*
Richfood Holdings
--------------------------------------------------
PanAmSat*
ITI Technologies*
--------------------------------------------------
Raytel Medical*
GT Bicycles*
--------------------------------------------------
Northfield Laboratories*
COREStaff*
--------------------------------------------------
United Insurance*
--------------------------------------------------

------------------------------------------------------
 TEN LARGEST SALES

First Union**
--------------------------------------------------
St. Jude Medical
American City Business Journals**
--------------------------------------------------
Chiron**
Lindsay Manufacturing**
--------------------------------------------------
Adobe Systems
Symantec**
--------------------------------------------------
Multicare**
Silicon Valley Group**
--------------------------------------------------
Consolidated Graphics
--------------------------------------------------

 * Position added
** Position eliminated

Performance Comparison
as of 12/31/95



                                                 Nasdaq            Russell
                        OTC Fund                Composite            2000
12/85                 $  10,000               $  10,000          $  10,000
12/86                    10,472                  10,736             10,568
12/87                     9,166                  10,171              9,641
12/88                    11,649                  11,737             12,041
12/89                    13,878                  13,997             13,998
12/90                    11,037                  11,505             11,267
12/91                    15,297                  18,045             16,456
12/92                    17,424                  20,834             19,485
12/93                    20,630                  23,907             23,169
12/94                    20,647                  23,142             22,747

12/95                    27,636                  32,380             29,217

Note: The Index return does not reflect expenses, which have been deducted from the fund's return.



------------------------------------------------------
  Average Annual Compound Total Return*
Periods Ended December 31, 1995

  1 Year       5 Years        10 Years
---------    -----------    ------------
 33.85%        20.15%          10.70%

------------------------------------------------------

* Performance prior to 9/2/92
  reflects investment managers other
  than T. Rowe Price.

Investment return and principal
value represent past performance and
will vary. Shares may be worth more
or less at redemption than at
original purchase.

--------------------------------------------------------------------------------
  Investment Record
  T. Rowe Price OTC Fund

The table below shows the investment record of one share of the T. Rowe Price OTC Fund purchased at the initial price of $16.67, for the period 9/2/92 through 12/31/95. Over this time, stock prices in general have risen. The results shown should not be considered as a representation of the income or capital gain or loss which may be realized from an investment made in the fund today.

--------------------------------------------------------------------------------
  Per Share Data


                                       With Capital Gains and Income Dividends                         Annual Total
                                                                                                          Return
                              Taken in Cash                 Reinvested in Additional Shares            on Investment
                       ---------------------------     ------------------------------------------        % Change
 Year        Net          Capital                         Capital                                     ---------------
 Ended      Asset          Gain           Income           Gain           Income        Value of
 12/31      Value      Distributions(1)   Dividends     Distributions     Dividends     Investment     Fund    S&P 500
-------     ------     -------------     ---------     -------------     ---------     ----------     -----   -------
 1992(2)    $14.37         $4.64           $0.07          $  4.64          $0.07         $19.20        15.2%    -1.8%
 ------------------------------------------------------------------------------------------------------------------
  1993       15.39          1.58           --                2.11          --             22.74        18.4      5.3
  1994       13.80          1.56            0.03             2.30           0.04          22.76         0.1      1.3
 ------------------------------------------------------------------------------------------------------------------
  1995       16.32          2.01            0.12             3.31           0.20          30.46        33.9     37.6
 ------------------------------------------------------------------------------------------------------------------
 Total                     $9.79           $0.22          $ 12.36          $0.31
------------------------------------------------------------------------------------------------------------------

(1) Includes short-term capital gains of $0.50 in 1992; $0.41 in 1993; $0.12 in 1994; and $0.66 in 1995.
(2) From inception 9/2/92 to 12/31/92. Performance prior to 9/2/92 reflects investment managers other than T. Rowe Price.

--------------------------------------------------------------------------------
  Statement of Net Assets
  T. Rowe Price OTC Fund / December 31, 1995
(values in thousands)

                                                         Value
                                                       ---------
------------------------------------------------------
  Common Stocks & Warrants -- 89.9%
------------------------------------------------------
 FINANCIAL -- 15.9%
BANK AND TRUST -- 7.4%
        30,000  shs      Albank Financial............. $     902
        60,000           Bell Bancorp.................     2,156
       150,000           Collective Bancorp...........     3,825
       100,000  *        First Bell Bancorp...........     1,338
        50,000           First Security...............     1,912
       112,000           Frankfort First..............     1,463
       176,000  +        Glacier Bancorp..............     3,498
        30,000           Marshall & Ilsley............       778
        61,500           Mercantile Bancorporation....     2,829
        55,000           Premier Bancorp..............     1,282
        52,500           ValliCorp Holdings...........       722
                                                          20,705
INSURANCE -- 7.7%
        35,000           Foremost.....................     1,785
       105,000           Harleysville Group...........     3,399
       125,000           Home Beneficial (Class B)....     3,016
        75,000           PartnerRe Holdings...........     2,048
        70,400           Poe & Brown..................     1,734
       146,400           Selective Insurance..........     5,216
       100,000  *        United Insurance.............     1,881
        42,500           W. R. Berkley................     2,274
                                                          21,353
FINANCIAL SERVICES -- 0.8%
        60,000  *        Cityscape Financial..........     1,252
        70,000  *        Imperial Thrift..............       858
                                                           2,110
TOTAL FINANCIAL.......................................    44,168
------------------------------------------------------
 UTILITIES -- 0.7%
ELECTRIC UTILITIES -- 0.7%
       105,000  *        Public Service of New
                            Mexico....................     1,851
TOTAL UTILITIES.......................................     1,851
------------------------------------------------------
 CONSUMER NONDURABLES -- 18.8%
FOOD PROCESSING -- 1.5%
        20,000  *        Lone Star Steakhouse &
                            Saloon....................       767
           164           Makepeace....................     1,066

                                                         Value
                                                       ---------
        65,200  shs  *   Seneca Foods (Class A)....... $   1,206
        65,200  *        Seneca Foods (Class B).......     1,247
                                                           4,286
HOSPITAL SUPPLIES/HOSPITAL MANAGEMENT -- 2.5%
       100,000           Allied Healthcare Products...     1,600
        35,000  *        OccuSystems..................       700
       110,000  *        Quorum Health Group..........     2,406
        52,500  *        St. Jude Medical.............     2,251
                                                           6,957
PHARMACEUTICALS -- 1.6%
        40,000  *        Biogen.......................     2,450
       175,000  *        Perrigo......................     2,089
                                                           4,539
BIOTECHNOLOGY -- 0.6%
       150,000  *        Cell Genesys.................     1,500
HEALTH CARE SERVICES -- 5.1%
         4,700  *        Apria Healthcare.............       134
        60,000  *        EmCare Holdings..............     1,418
        88,000  *        Inphynet Medical
                            Management................     2,101
        35,000  *        NeoPath......................       807
       100,000  *        Northfield Laboratories......     1,869
       130,000  *        Orthodontic Centers of
                            America...................     6,256
       187,900  *        Raytel Medical...............     1,644
                                                          14,229
MISCELLANEOUS CONSUMER PRODUCTS -- 7.5%
       120,000           Boston Acoustics.............     2,820
        34,500  +        Crown City Plating...........       233
       174,662           Culp.........................     1,921
        90,800           DiMon........................     1,600
       360,000           Richfood Holdings............     9,720
        65,000  *        TSC..........................     1,316
       167,300  *        Westpoint Stevens............     3,336
                                                          20,946
TOTAL CONSUMER NONDURABLES............................    52,457
------------------------------------------------------
 CONSUMER SERVICES -- 8.4%
GENERAL MERCHANDISERS -- 0.5%
        75,000  *        Carson Pirie Scott...........     1,491
SPECIALTY MERCHANDISERS -- 1.4%
        48,000  *        CSS Industries...............     1,056
        50,000  *        Egghead......................       322

--------------------------------------------------------------------------------

                                                         Value
                                                       ---------
       175,000  shs  *   GT Bicycles.................. $   1,641
       100,000  *        Pacific Sunwear..............       937
                                                           3,956
ENTERTAINMENT AND LEISURE -- 1.3%
       109,000           FelCor Suites Hotels, REIT...     3,038
       160,000  *        Noble Roman's................       560
                                                           3,598
MEDIA AND COMMUNICATIONS -- 5.2%
        54,000  *        American Radio Systems (Class
                            A)........................     1,492
        30,000           Cadmus Communications........       799
        72,398  *        Comnet Cellular..............     2,099
        48,978  +        Cowles Media.................     1,163
        75,000  *        Mobile Telecommunication
                            Technologies..............     1,603
        40,000  *        Shiva........................     2,920
       100,000  *        Sinclair Broadcast Group
                            (Class A).................     1,700
        44,600  *        Vanguard Cellular............       898
       100,000  *        Wireless One.................     1,687
                                                          14,361
TOTAL CONSUMER SERVICES...............................    23,406
------------------------------------------------------
 CONSUMER CYCLICALS -- 3.6%
AUTOMOBILES AND RELATED -- 0.4%
         7,756           Adrian Steel.................     1,222
BUILDING AND REAL ESTATE -- 1.8%
       200,000  +        Prime Retail, REIT...........     2,412
        50,000  *        Starwood Lodging, REIT.......     1,487
        50,000           Storage Trust Realty, REIT...     1,138
                                                           5,037
MISCELLANEOUS CONSUMER DURABLES -- 1.4%
        20,970  wts *#   Craftmatic Contour,
                            12/31/02..................         0
       200,000  shs      Ellett Brothers..............     1,575
        55,000           Juno Lighting................       866
        50,000  *        Vallen.......................       975
        30,000           X-Rite.......................       431
                                                           3,847
TOTAL CONSUMER CYCLICALS..............................    10,106
------------------------------------------------------
 TECHNOLOGY -- 8.1%
ELECTRONIC COMPONENTS -- 3.1%
       175,000           Analogic.....................     3,150
        50,000  *        Cirrus Logic.................       991

                                                         Value
                                                       ---------
        35,000  shs      Linear Technology............ $   1,378
        80,000  *        Maxim Integrated Products....     3,080
                                                           8,599
ELECTRONIC SYSTEMS -- 0.9%
        70,000  *        ITI Technologies.............     2,056
        50,000  *        Lifeline Systems.............       597
                                                           2,653
INFORMATION PROCESSING -- 0.2%
        22,500  *        DH Technology................       531
TELECOMMUNICATIONS -- 2.9%
        55,000  *        Cellular Communications of
                            Puerto Rico...............     1,499
       125,000  *        Inter-Tel....................     1,937
       125,000  *        PanAmSat.....................     2,766
        42,500  *        SITEL........................     1,296
        40,000  *        TriQuint Semiconductor.......       543
                                                           8,041
AEROSPACE AND DEFENSE -- 1.0%
        37,900           Woodward Governor............     2,814
TOTAL TECHNOLOGY......................................    22,638
------------------------------------------------------
 CAPITAL EQUIPMENT -- 3.8%
ELECTRICAL EQUIPMENT -- 1.8%
       110,000  *        Advanced Lighting
                            Technologies..............     1,110
       180,000  *        Holophane....................     3,983
                                                           5,093
MACHINERY -- 2.0%
       161,000           AMTROL.......................     2,515
        22,800           Greenfield Industries........       710
        16,450  #        Laser Alignment..............       236
       276,000  *        Sudbury......................     2,139
                                                           5,600
TOTAL CAPITAL EQUIPMENT...............................    10,693
------------------------------------------------------
 BUSINESS SERVICES AND TRANSPORTATION -- 18.9%
COMPUTER SERVICE AND
  SOFTWARE -- 4.8%
        50,000           Adobe Systems................     3,106
       100,000           Analysts International.......     3,038
        31,000  *        Dataworks....................       391
        35,000  *        Expert Software..............       494
        50,000  *        PLATINUM technology..........       922
        30,000  *        Premenos Technology..........       799
        30,000  *        SunGard Data Systems.........       844

--------------------------------------------------------------------------------

                                                         Value
                                                       ---------
        50,000  shs  *   Synopsys..................... $   1,906
        46,100  *        Verity.......................     2,017
                                                          13,517
DISTRIBUTION SERVICES -- 1.6%
       200,000  *        JP Foodservice...............     3,800
       135,000           Primesource..................       793
                                                           4,593
ENVIRONMENTAL -- 1.2%
       100,000  *        Continental Waste............     1,131
        90,000  *        EMCON........................       349
        50,108           Heidemij.....................       457
       200,000  *        TRC..........................     1,300
                                                           3,237
TRANSPORTATION SERVICES -- 3.1%
        60,000           Expeditors International of
                            Washington................     1,567
        40,000  *        Fritz Companies..............     1,665
        53,885  *        Heartland Express............     1,091
       101,562           International Shipholding....     2,107
        70,000  *        M.S. Carriers................     1,383
        20,000  *        Midwest Express Holdings.....       555
        18,600  *        Team Rental Group............       156
                                                           8,524
MISCELLANEOUS BUSINESS
  SERVICES -- 7.9%
        50,000  *        Consolidated Graphics........     1,281
        65,000  *        COREStaff....................     2,397
       180,000  *        Electro Rent.................     3,825
       414,200  *        Insituform Technologies
                            (Class A).................     4,763
        40,000  *        International Imaging
                            Materials.................     1,005
       120,000           McGrath RentCorp.............     2,280
        50,000  *        Nobel Education Dynamics.....       838
       186,000  *        Shorewood Packaging..........     2,674
       120,000           Unitog.......................     2,925
                                                          21,988
RAILROADS -- 0.3%
        27,400  *        North Carolina Railroad......       754
TOTAL BUSINESS SERVICES AND TRANSPORTATION............    52,613
------------------------------------------------------
 ENERGY -- 5.4%
ENERGY SERVICES -- 3.8%
       115,000  *        Atwood Oceanics..............     2,925
        50,000           Cooper Cameron...............     1,775
        10,000  *        Geophysique (FRF)............       329

                                                         Value
                                                       ---------
       100,000  shs  *   Maverick Tube................ $     756
       187,100  *        Oceaneering International....     2,409
        61,500           Petroleum Helicopters........       861
        33,500           Petroleum Helicopters (non-
                            voting)...................       457
        50,000  *        Smith International..........     1,175
                                                          10,687
EXPLORATION AND PRODUCTION -- 1.6%
       152,100  *        Weatherford Enterra..........     4,392
TOTAL ENERGY..........................................    15,079
------------------------------------------------------
 PROCESS INDUSTRIES -- 3.1%
SPECIALTY CHEMICALS -- 2.6%
        55,000           A. Schulman..................     1,231
        27,300           Furon........................       546
       360,000  *        Hauser Chemical Research.....     1,642
       100,000           Petrolite....................     2,787
       100,000  *        Sybron Chemical..............     1,100
                                                           7,306
PAPER AND PAPER PRODUCTS -- 0.5%
       125,000  *        Jefferson Smurfit............     1,180
TOTAL PROCESS INDUSTRIES..............................     8,486
------------------------------------------------------
 BASIC MATERIALS -- 1.5%
METALS -- 0.4%
        54,300           Matthews International.......     1,039
MINING -- 1.1%
         9,295  +        Coal Creek...................       925
        50,000           Pittston Minerals............       694
        15,728           Rochester & Pittsburgh.......       452
       164,000  *        TVX Gold.....................     1,168
                                                           3,239
TOTAL BASIC MATERIALS.................................     4,278
MISCELLANEOUS COMMON STOCKS -- 1.7%...................     4,784
TOTAL COMMON STOCKS & WARRANTS
  (COST $179,650).....................................   250,559

--------------------------------------------------------------------------------

                                                         Value
                                                       ---------
------------------------------------------------------
 Preferred Stocks -- 0.2%
        30,000  shs  +   Prime Retail, REIT, Cum.,
                            10.50%, Series A.......... $     582
TOTAL PREFERRED STOCKS (COST $570)....................       582
------------------------------------------------------
 Convertible Preferred Stocks -- 0.6%
        51,000           ICO, $25.00..................     1,036
        25,000  +        Prime Retail, REIT, 8.50%,
                            Series B..................       456
TOTAL CONVERTIBLE PREFERRED STOCKS
  (COST $1,504).......................................     1,492
------------------------------------------------------
 Convertible Bonds -- 0.5%
    $1,000,000           Arch Communications (144a),
                            6.75%, 12/1/03............     1,460
TOTAL CONVERTIBLE BONDS (COST $1,150).................     1,460
------------------------------------------------------
 Short-Term Investments -- 9.3%
CERTIFICATES OF DEPOSIT -- 1.1%
     3,000,000           Banque Nationale de Paris,
                            5.82%, 2/14/96............     3,000
COMMERCIAL PAPER -- 7.5%
     2,000,000           ANZ (Delaware), 5.668%,
                            2/9/96....................     1,971
     3,000,000           AT&T, 5.70%, 1/25/96.........     2,950
     2,000,000           Caisse des Depots et
                            Consignations, 4(2),
                            5.76%, 1/17/96............     1,986
     4,000,000           Dean Witter Discover, 5.68%,
                            1/31/96...................     3,933
     3,000,000           Ford Credit Europe, 5.68%,
                            2/12/96...................     2,944
     2,075,347           Investments in Commercial
                            Paper through a joint
                            account, 5.90-6.05%,
                            1/2/96....................     2,074
     2,000,000           KFW International, 5.75%,
                            2/8/96....................     1,978
     3,000,000           U.S. Bancorp, 5.73%,
                            1/22/96...................     2,969
                                                          20,805

                                                         Value
                                                       ---------
MEDIUM-TERM NOTES -- 0.7%
    $2,000,000           Morgan Stanley Group, VR,
                            6.063%, 1/31/97........... $   2,001
TOTAL SHORT-TERM INVESTMENTS (COST $25,806)...........    25,806
------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES --
  100.5% OF NET ASSETS (COST $208,680)................   279,899
------------------------------------------------------
OTHER ASSETS LESS LIABILITIES.........            (1,286)
                                               ---------
                                         Value
                                       -------
NET ASSETS CONSIST OF:
Accumulated net investment income --
  net of distributions................ $    50
Accumulated net realized gain/loss --
  net of distributions................   5,817
Net unrealized gain (loss)............  71,219
Paid-in-capital applicable to
  17,074,565 shares of $0.50 par value
  capital stock outstanding;
  200,000,000 shares authorized....... 201,527
                                       -------
NET ASSETS............................         $ 278,613
                                               =========
NET ASSET VALUE PER SHARE.............            $16.32
                                                  ======

------------------------------------------------------

      +   Affiliated company
      *   Non-income producing
      #   Securities contain some restrictions as to public
           resale -- total of such securities at year-end amounts
           to 0.08% of net assets.
   REIT   Real Estate Investment Trust
     VR   Variable rate
    4(2)  Commercial paper sold within terms of a private
           placement memorandum, exempt from registration under
           section 4.2 of the Securities Act of 1933, as amended,
           and may be sold only to dealers in that program or
           other "accredited investors."
   144a   Security was purchased pursuant to Rule 144a under the
           Securities Act of 1933 and may not be resold subject
           to that rule except to qualified institutional
           buyers -- total of such securities at year-end amounts
           to 0.50% of net assets.
    FRF   French franc

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
  Statement of Operations
T. Rowe Price OTC Fund / Year Ended December 31, 1995
(in thousands)

INVESTMENT INCOME
Income
  Dividend........................................................................        $ 2,426
  Interest........................................................................          2,012
                                                                                          -------
  Total income....................................................................          4,438
                                                                                          -------
Expenses
  Investment management...........................................................          1,897
  Shareholder servicing...........................................................            507
  Custody and accounting..........................................................            137
  Prospectus and shareholder reports..............................................             59
  Registration....................................................................             45
  Legal and audit.................................................................             25
  Directors.......................................................................             12
  Miscellaneous...................................................................            (18)
                                                                                          -------
  Total expenses..................................................................          2,664
                                                                                          -------
Net investment income.............................................................          1,774
                                                                                          -------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss) on securities..........................................         30,377
  Change in net unrealized gain or loss...........................................         37,772
                                                                                          -------
Net realized and unrealized gain (loss)...........................................         68,149
                                                                                          -------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................................        $69,923
                                                                                          ========

--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
  Statement of Changes in Net Assets
T. Rowe Price OTC Fund
(in thousands)

                                                                        Year Ended December 31,
                                                               -----------------------------------------
                                                                      1995                  1994
                                                               -------------------   -------------------
INCREASE (DECREASE) IN NET ASSETS FROM
Operations
  Net investment income....................................         $   1,774             $     468
  Net realized gain (loss).................................            30,377                20,036
  Change in net unrealized gain or loss....................            37,772               (20,462)
                                                                   ----------            ----------
  Increase (decrease) in net assets from operations........            69,923                    42
                                                                   ----------            ----------
Distributions to shareholders
  Net investment income....................................            (1,809)                 (383)
  Net realized gain........................................           (30,304)              (19,961)
                                                                   ----------            ----------
  Decrease in net assets from distributions................           (32,113)              (20,344)
                                                                   ----------            ----------
Capital share transactions*
  Shares sold..............................................            69,748                34,781
  Distributions reinvested.................................            30,002                18,722
  Shares redeemed..........................................           (55,673)              (41,084)
                                                                   ----------            ----------
  Increase (decrease) in net assets from capital share
    transactions...........................................            44,077                12,419
                                                                   ----------            ----------
Increase (decrease) in net assets..........................            81,887                (7,883)
NET ASSETS
Beginning of period........................................           196,726               204,609
                                                                   ----------            ----------
End of period..............................................         $ 278,613             $ 196,726
                                                               ===================== =====================
--------------------------------------------------------------------------------------------------------
* Share information
  Shares sold..............................................             4,412                 2,284
  Distributions reinvested.................................             1,857                 1,367
  Shares redeemed..........................................            (3,448)               (2,695)
                                                                   ----------            ----------
  Increase (decrease) in shares outstanding................             2,821                   956
                                                               ===================== =====================

--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
  Notes to Financial Statements
T. Rowe Price OTC Fund / December 31, 1995

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
T. Rowe Price OTC Fund (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company.

A) Valuation - Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities that are not traded on a particular day and securities that are regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.
    Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Short-term debt securities are valued at their cost which, when combined with accrued interest, approximates fair value.
    For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.
    Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

B) Affiliated Companies - Investments in companies 5% or more of whose outstanding voting securities are held by the fund are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940.

C) Currency Translation - Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

D) Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS
A) Commercial Paper Joint Account - The fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

B) Other - Purchases and sales of portfolio securities, other than short-term securities, aggregated $131,498,000 and $119,562,000, respectively, for the year ended December 31, 1995.

--------------------------------------------------------------------------------

NOTE 3 - FEDERAL INCOME TAXES
No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its income.
    At December 31, 1995, the aggregate cost of investments for federal income tax and financial reporting purposes was $208,680,000 and net unrealized gain aggregated $71,219,000, of which $77,750,000 related to appreciated investments and $6,531,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS
The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the Manager) provides for an annual investment management fee, of which $182,000 was payable at December 31, 1995. The fee is computed daily and paid monthly, and consists of an Individual Fund Fee equal to 0.45% of average daily net assets and a Group Fee. The Group Fee is based on the combined assets of certain mutual funds sponsored by the Manager or Rowe Price-Fleming International, Inc. (the Group). The Group Fee rate ranges from 0.48% for the first $1 billion of assets to 0.31% for assets in excess of $34 billion. At December 31, 1995, and for the year then ended, the effective annual Group Fee rate was 0.34%. The fund pays a pro rata share of the Group Fee based on the ratio of its net assets to those of the Group.
    In addition, the fund has entered into agreements with the Manager and two wholly owned subsidiaries of the Manager, pursuant to which the fund receives certain other services. The Manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $474,000 for the year ended December 31, 1995, of which $57,000 was payable at period-end.

--------------------------------------------------------------------------------
  Financial Highlights
T. Rowe Price OTC Fund

                                                       For a share outstanding throughout each period
                                                    ----------------------------------------------------
                                                                  Year Ended December 31,
                                                    ----------------------------------------------------
                                                      1995       1994       1993       1992       1991
                                                    ----------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD..............    $13.80     $15.39     $14.37     $16.86     $12.72
                                                      ------     ------     ------     ------     ------
Investment activities
  Net investment income...........................      0.12       0.04         --       0.02       0.07
  Net realized and unrealized gain (loss).........      4.53      (0.04)      2.60       2.20       4.84
                                                      ------     ------     ------     ------     ------
  Total from investment activities................      4.65         --       2.60       2.22       4.91
                                                      ------     ------     ------     ------     ------
Distributions
  Net investment income...........................     (0.12)     (0.03)        --      (0.07)     (0.09)
  Net realized gain...............................     (2.01)     (1.56)     (1.58)     (4.64)     (0.68)
                                                      ------     ------     ------     ------     ------
  Total distributions.............................     (2.13)     (1.59)     (1.58)     (4.71)     (0.77)
                                                      ------     ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD....................    $16.32     $13.80     $15.39     $14.37     $16.86
                                                      ======     ======     ======     ======     ======
--------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Total return......................................     33.9%       0.1%       18.4%     13.9%      38.6%
Ratio of expenses to average net assets...........     1.11%      1.11%       1.20%     1.32%      1.34%
Ratio of net investment income to average net
  assets..........................................     0.74%      0.24%     (0.01)%     0.03%      0.48%
Portfolio turnover rate...........................     57.8%      41.9%       40.8%     30.7%      31.2%
Net assets, end of period (in thousands)..........  $278,613   $196,726   $204,609   $186,838   $266,584
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Report of Independent Accountants

To the Shareholders and Board of Directors of
T. Rowe Price OTC Fund, Inc.

We have audited the accompanying statement of net assets of T. Rowe Price OTC Fund, Inc. as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We did not audit the financial highlights for year ended December 31, 1991. Those statements were derived from the financial statements which were audited by other independent auditors whose report expressed unqualified opinions thereon.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of T. Rowe Price OTC Fund, Inc., the results of its operations, the changes in its net assets, and financial highlights for each of the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

Baltimore, Maryland
January 18, 1996

--------------------------------------------------------------------------------
Shareholder Services

To help shareholders monitor their current investments and make decisions that accurately reflect their financial goals, T. Rowe Price offers a wide variety of information and services--at no extra cost.

KNOWLEDGEABLE SERVICE REPRESENTATIVES

BY PHONE--Shareholder service representatives are available from 8 a.m. to 10 p.m. Monday - Friday, and weekends from 8:30 a.m. to 5 p.m. ET. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

IN PERSON--Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. While there, you can drop off applications or obtain prospectuses and other literature.

AUTOMATED 24-HOUR SERVICES

         Tele*Access(R) (1-800-638-2587) provides information such as account balance, date and amount of your last transaction, latest dividend payment, and fund prices and yields. Additionally, you have the ability to request prospectuses, statements, account and tax forms; reorder checks; and initiate purchase, redemption, and exchange orders for identically registered accounts.

         PC*Access(R) provides the same information as Tele*Access, but on a personal computer via dial-up modem.

ACCOUNT SERVICES

         Checking--Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield Fund and Emerging Markets Bond Fund).

         Automatic Investing--Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A low, $50 minimum makes it easy to get started.

         Automatic Withdrawal--If you need money from your fund account on a regular basis, you can establish scheduled, automatic redemptions.

         Dividend and Capital Gains Payment Options--Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.

INVESTMENT INFORMATION

         Combined Statement--A comprehensive overview of your T. Rowe Price accounts. The summary page gives your earnings by tax category, provides total portfolio value, and lists your investments by type--stock, bond, and money market. Detail pages itemize account transactions by fund.

         Shareholder Reports--Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

         The T. Rowe Price Report--A quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

         Performance Update--A quarterly report reviewing recent market developments and providing comprehensive performance information for every T. Rowe Price fund.

         Insights--A library of information that includes reports on mutual fund tax issues, investment strategies, and financial markets.

         Detailed Investment Guides--Our widely acclaimed Asset Mix Worksheet, College Planning Kit, Retirees Financial Guide, Retirement Planning Kit (also available on disk for PC use), and Guide to Risk-Adjusted Performance can help you determine and reach your investment goals.

DISCOUNT BROKERAGE

You can trade stocks, bonds, options, precious metals, and other securities at a substantial savings over regular commission rates. Call a shareholder service representative for more information.

-----------------------------------------------------------------------------
T. Rowe Price No-Load Mutual Funds

STABILITY
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money
California Tax-Free Money
New York Tax-Free Money
Summit Municipal Money
  Market
Tax-Exempt Money

CONSERVATIVE INCOME
Short-Term Bond
Short-Term Global Income
Short-Term U.S. Government
Summit Limited-Term Bond
U.S. Treasury Intermediate
Florida Insured Intermediate
  Tax-Free
Maryland Short-Term
  Tax-Free Bond
Summit Municipal
  Intermediate
Tax-Free Insured
  Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term
  Tax-Free Bond

INCOME
Global Government Bond
GNMA
New Income
Spectrum Income
Summit GNMA
U.S. Treasury Long-Term
California Tax-Free Bond
Georgia Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Tax-Free Income
Virginia Tax-Free Bond

AGGRESSIVE INCOME
Corporate Income
Emerging Markets Bond
High Yield
International Bond
Tax-Free High Yield

CONSERVATIVE
GROWTH
Balanced
Capital Appreciation
Dividend Growth
Equity Income
Equity Index
Global Stock
Growth & Income
Spectrum Growth
Value

GROWTH
Blue Chip Growth
European Stock
Growth Stock
International Stock
Japan
Mid-Cap Growth
New Era
OTC
Small-Cap Value

AGGRESSIVE GROWTH
Capital Opportunity
Health Sciences
Emerging Markets Stock
International Discovery
Latin America
New America Growth
New Asia
New Horizons
Science & Technology

PERSONAL STRATEGY FUNDS
Personal Strategy Income
Personal Strategy Balanced
Personal Strategy Growth

Call if you want to know about any T. Rowe Price fund. We'll send you a prospectus with more complete information, including management fees and other expenses. Read it carefully before you invest or send money.

T. Rowe Price Investment Services, Inc., Distributor.





18